Exhibit 10.35

AMENDMENT V
TO THE REINSURANCE AGREEMENT
BETWEEN
AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY
(Referred to in this Amendment as the Company)
AND
HANNOVER LIFE REASSURANCE COMPANY OF AMERICA
(Referred to in this Amendment as the Reinsurer)
This Amendment V is to be attached to and made a part of the Automatic YRT Reinsurance Agreement which became effective October 1, 2005. All provisions of the Reinsurance Agreement not in conflict with the provisions of this Amendment V shall remain unchanged.
As of the effective date of this Amendment V, the following shall replace Exhibit B-1 -- Plans Covered in its entirety.
EXHIBIT B-1
PLANS COVERED
This Agreement provides for reinsurance of the Company's Single Premium Deferred Annuities (SPDAs) and Flexible Premium Deferred Annuities (FPDAs), with the plan codes listed below.
All such plans issued and in-force as of the Effective Date of the Agreement and all such plans issued on or after the Effective Date are reinsured under the Agreement.
With respect to plans reinsured with EquiTrust Life Insurance Company or Athene Life Re Ltd. as of the Effective Date of this Agreement, the Agreement provides reinsurance on the portion of such plans not reinsured with EquiTrust Life Insurance Company or Athene Life Re Ltd.
With respect to the IDX-RG-09, IDXRG-09IN, INDEX-2-09, FX-RG-09, FXRG-2-09, IDX-2-09IN, I-2-09LB10, I209LB10FL, I-209LBIN, I209TXLB10, IDX-2-09TX, and I-RG09LB10 plans:

1.
The term "surrender charge" as used throughout this Agreement shall mean the combined effect of the contractually defined surrender charge and the bonus vesting schedule. The resulting surrender charge percentages are level within each contract year.

2.	Contracts with bonus percentages over 12% will not be reinsured under this Agreement unless the Company obtains prior written approval from the Reinsurer.

AUTOMATIC YRT
HA-AEIL-05

November 18, 2010                             AMENDMENT V

Plan Codes
ACCUMULATOR	FPDA-3	I-2001TX	INDEX-10	INDEX-6TX
BN PROCEED	FPDA3 2.25	I-2001TX-5	INDEX-1-05	INDEX-8
BRAVO	FPDA-3 7.3	I-2002	INDEX-12	INDEXP3
BRAVO 2003	FPDA-3 REV	I-2002 REV	INDEX-13	INDEXP3FL
CUMULATOR	FPDA-3FL	I-2-09LB10	INDEX-15	INDEXP3-PA
F-3FLREV	FPDA-3IN	I-209LB10FL	INDEX-16	INDEXP3TX
F-3INREV	FPDA-3TX	I-209LBIN	INDEX-17	INDEX-T03
F-3REVTX	FPDA-4	I209TXLB10	INDEX-18	INDX-2
FPD11NOMVA	FPDA-4PA	I-25 (REV)	INDEX-19	INDX-I
FPD22.25IN	FPDA-4SNF	I-27 (REV)	INDEX-2	INDX-IIN
FPD32.25IN	FPDA-5	I-27REV IN	INDEX-2-06	INDX-IPA
FPD72.25IN	FPDA5 2.25	I-27REV KY	INDEX-2-09	INDX-ITX
FPD82.25IN	FPDA5225IN	I-29 (REV)	INDEX-22	I-RG09LB10
FPDA-1	FPDA-5FL	IDX-105ELB	INDEX-23	IX107ELFL
FPDA-1(3%)	FPDA-5PLUS	IDX-1-05IN	INDEX-24	IX107LBFL
FPDA-10	FPDA-6	IDX-1-05KY	INDEX-25	S-7TXREV
FPDA-10IL	FPDA-6FL	IDX-1-05SC	INDEX-25WA	SNF ACC55
FPDA-2TX	FPDA-6TX	IDX-1-07ELB	INDEX-26	SNF ACCUM
FPDA-10IN	FPDA-7	IDX-1-07FL	INDEX-27	SPDA-1
FPDA-10PA	FPDA7 2.25	IDX-1-07LB	INDEX-27IN	SPDA-1(3%)
FPDA-10SNF	FPDA-8	IDX-2-09IN	INDEX-28	SPDA-1PA
FPDA-10TX	FPDA8 2.25	IDX-2-09TX	INDEX-28IN	SPDA-1PLUS
FPDA-10VA	FPDA-PD2	IDX-26 7.5	INDEX-28KY	SPDA-1SNF
FPDA-10WA	GFIR	IDX-28ELB	INDEX-29	SPDA-1UT
FPDA-11	GFIR2-3	IDX-28LB	INDEX-30	SPDA-2
FPDA-11SNF	GFIR-5	IDX-30LB	INDEX-3-05	SPDA-2(3%)
FPDA-11TX	I-1-05LB10	IDX-405ELB	INDEX-30IN	SPDA-2PA
FPDA-12	I-1-07LB10	IDX-4-05LB	INDEX-30KY	SPDA-2SNF
FPDA-1PA	I107LB10FL	IDX-4-05TX	INDEX-4	SPDA-5
FPDA-1SNF	I-19 (REV)	IDX-6-05-1	INDEX-4-05	STRETCH
FPDA-2	I-19 REV7	IDX-RG-09	INDEX-5	SUPER-7
FPDA2 2.25	I-2000	IDXRG-09IN	INDEX-5-05	SUPER-7REV
FPDA2-2001	I-2000TX	INDEX	INDEX-6	SUPER-7TX
FPDA-2PLUS	I-2000TX-5	INDEX 1-07	INDEX-6-05	SUPR7 2.25
INDEX-6SNF	I-2001	INDEX-1	FX-RG-09	SUPR7225IN
FXRG-2-09

AUTOMATIC YRT

HA-AEIL-05
November 18, 2010                             AMENDMENT V
EXECUTION
In witness of the above, this Amendment V is signed in duplicate at the dates and places indicated with an effective date of October 1, 2010.

HANNOVER LIFE REASSURANCE COMPANY OF AMERICA	AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY
ORLANDO, FLORIDA	WEST DES MOINES, IOWA

DATE: NOVEMBER 18, 2010	DATE: NOVEMBER 18, 2010

BY: /S/ JEFF BURT	BY: /S/ JUDITH A. NAANEP

TITLE: EVP	TITLE: VP, CORPORATE ACTUARY

BY: /S/ STEVE NAJJAR	BY: /S/ ELIZABETH CLARK

TITLE: EVP	TITLE: AVP